EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the use of our report, dated August 24, 1998, on the financial statements of Automated Graphic Systems, Inc. and Subsidiaries included in Amendment Number 3 of this Registration Statement on Form S-4 and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                     /s/ WATKINS, MEEGAN, DRURY & COMPANY L.L.C.
                                         WATKINS, MEEGAN, DRURY & COMPANY L.L.C.

Bethesda, Maryland
January 19, 1999